EXHIBIT 10.1

NATURAL GAS SYSTEMS, INC.

Registrable Common Stock at $2.00 per Share

SUBSCRIPTION AGREEMENT

1.                                      Subscription:

(a)                                  The undersigned (individually and/or collectively, the “Participant”) hereby applies to become a participant in the registrable common stock (the “Shares” or the “Common Stock”) of NATURAL GAS SYSTEMS, INC., a Nevada corporation (“NGS” or the “Company”), in accordance with the terms and conditions of this Subscription Agreement (the “Subscription”).  The Company is offering up to 8,000,000 shares of Common Stock in this offering, subject to the right of the Company to sell such lesser number of shares of Common Stock as the Company may, in its sole discretion, deem necessary or advisable.  The subscription period will begin on June 11, 2004 and will terminate at 11:59 p.m., Eastern time, on August 31, 2004, unless terminated or extended by the Company (which termination or extension may be effected without notice) for up to an additional 60 days.  The purchase and sale of the Shares shall occur as soon as practicable after the execution of this Subscription by the Company and each of the Participants.  On such date, the Company will deliver or cause to be delivered one or more physical certificates representing the Shares purchased by each Subscriber.

(b)                                 Before this subscription for participation in the Shares is considered, the Participant must complete, execute and deliver to the Company the following:

(i)                                     This Subscription;

(ii)                                  The Certificate of Accredited Investor Status attached hereto as Exhibit A;

(iii)                               The NGS Registration Rights Agreement; and

(iv)                              The Participant’s check or wire transfer in the amount of $                                    .

(c)                                  Participant hereby subscribes for                      Shares at a purchase price of TWO DOLLARS ($2.00) per share.

(d)                                 This Subscription is irrevocable by the Participant.

(e)                                  This Subscription is not transferable or assignable by the Participant.

(f)                                    This Subscription shall be deemed to be accepted only when this Subscription has been executed by an authorized officer of the Company.  The deposit of Participant’s check or wire transfer funds will not be deemed an acceptance of this Subscription.

(g)                                 This Subscription may be rejected in whole or in part by the Company in its sole discretion.  In the event this Subscription is rejected in its entirety by the Company, all funds (without interest) and documents tendered by the Participant shall be returned.  In the event that this Subscription is rejected in part by the Company, the Company shall return to the Participant the part of the payment relating to such rejected portion without interest.  The Company shall have the right to allocate Shares among Participants in any manner it may desire; provided, that no Participant shall be obligated to purchase more than the number of Shares set forth in Section 1(c) above without such Participant’s prior written consent.

(h)                                 Participant understands that separate Subscriptions will be executed with other Participants for the remainder of the Shares to be sold in this offering.

(i)                                     Placement agents and broker dealers, including  Laird Q. Cagan, registered representative of Chadbourn Securities, Inc. (an NASD broker-dealer), may be paid commissions in an amount up to but not to exceed (i) selling commissions from the Company up to eight percent (8%) of the aggregate proceeds from the sale of the Shares, and (iii) warrants to purchase up to eight percent (8%) of the aggregate number of Shares sold in the offering, exercisable for seven years at an exercise price equal to the Offering Price, with a net exercise (“cashless exercise”) provision.

(j)                                     Until the registration statement contemplated by the NGS Registration Rights Agreement is declared effective, Participant hereby agrees not to, and will cause its affiliates not to, enter into any “put equivalent position” as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended, or short sale position with respect to the Common Stock.

2.                                      Representations by Participant.  In consideration of the Company’s acceptance of participation, I make the following representations and warranties to the Company, to its principals, and to participating broker-dealers, if any, jointly and severally, which warranties and representations shall survive any acceptance of my participation in the Shares:

(a)                                I have had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify my understanding of the terms thereof and of the Company’s business and status thereof, and that no oral information furnished to the undersigned or my advisors in connection with my participation in the Shares has been in any way inconsistent with other documentary information provided.

(b)                             I acknowledge that I have not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to my participation in the Shares.

(c)                              The Shares are being purchased for my own account for long-term investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meanings of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws.  No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares.  I or my agents or investment advisors have such knowledge and experience in financial and business matters relating to an investment of this type that will enable me to utilize the information made available to me in connection with the participation in the Shares to evaluate the merits and risks of participation and to make an informed investment decision.

(d)                             I understand that (A) the Shares (1) have not been registered under the Securities Act or any state securities laws, (2) will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) and/or Regulation D thereof and (3) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings, and (B) I must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom.  I further understand that such exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein.  Pursuant to the foregoing, I acknowledge that the certificates representing the Shares acquired pursuant to this Subscription shall bear a restrictive legend substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (I) REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OR (II) AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE BOTH REASONABLY SATISFACTORY TO THE COMPANY, HAS BEEN DELIVERED TO THE COMPANY AND SUCH OPINION STATES THAT THE SHARES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION.”

(e)                                  I acknowledge that I have been advised that:

(i)                                     The Shares offered hereby have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company.  Any representation to the contrary is a criminal offense.

(ii)                                  In making an investment decision, I must rely on my own examination of the Company and the terms of the offering of the Shares, including the merits and risks involved.  The Shares have not been recommended by any federal or state securities commission or regulatory authority.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation.  Any representation to the contrary is a criminal offense.

(iii)                               The Shares are “Restricted Securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom.

(f)                                  Other than the rights specifically set forth in the NGS Registration Rights Agreement, I represent, warrant and agree that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the participation in the Shares under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(g)                               I represent that I am an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and I have executed the Certificate of Accredited Investor Status, attached hereto as Exhibit A.

(h)                               I understand that the participation in the Shares is illiquid, cannot be readily sold as there will not be a public market for them and that I may not be able to sell or dispose of my participation in the Shares, or to utilize the Shares as collateral for a loan.  I understand that the purchase of the Shares is a speculative investment and involves substantial risks and that I could lose my entire investment in the

Shares.  I must not purchase participation in the Shares unless I have liquid assets sufficient to assure myself that such purchase will cause me no undue financial difficulties and that I can still provide for my current and possible personal contingencies, and that the commitment herein for participation in the Shares, combined with other investments of mine, is reasonable in relation to my net worth.

(i)                                 I understand that my right to transfer my participation in the Shares will be restricted against transfers unless the transfer is not in violation of the Securities Act, the Nevada Securities Law, and any other applicable state securities laws (including investment suitability standards), that the Company will not consent to a transfer of participation in the Shares unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

(j)                                 I have been advised to consult with my own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of participation in the Shares, and have done so, to the extent I consider necessary.

(k)                              I acknowledge that the tax consequences to me of investing in the Company will depend on my particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to me of an investment in the Company.  I will look solely to and rely upon my own advisers with respect to the tax consequences of this investment.

(l)                                 I acknowledge that I have made the decision to invest in the Shares solely on the basis of the information set forth in the Company’s Private Placement Memorandum (the “Memorandum”), dated June 11, 2004, included herewith, and that no officer, director, or other person affiliated with the Company has given me any information or made any representations, oral or written, other than as provided in the Memorandum, on which I have relied upon in deciding to invest in the Shares, including without limitation, any information with respect to future operations of the Company or the economic returns which may accrue as a result of the purchase of the Shares.

(m)                           All information which I have provided to the Company concerning myself, my financial position and my knowledge of financial and business matters is truthful, accurate, correct and complete as of the date set forth herein.  I agree to furnish the Company such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agree to notify the Company immediately of any material change in the information provided herein that occurs prior to the Company’s acceptance of this Subscription.

(n)                                 I and my affiliates do not have, and during the 30 day period prior to the date of this Subscription, I and my affiliates have not entered into, any “put equivalent position” or short sale positions with respect to the Common Stock.

(o)                                 If I am not a United States person, I hereby represent that I have satisfied myself as to the full observance of the laws of my applicable jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription, including (i) the legal requirements within such jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. My subscription and payment for, and my continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of such jurisdiction.

3.                                      Agreement to Indemnify Company.  I hereby agree to indemnify and hold harmless the Company, its principals, the Company’s officers, directors and attorneys, from any and all damages, costs and expenses (including actual attorneys’ fees) which they may incur (i) by reason of my failure to fulfill any of the terms and conditions of participation, (ii) by reason of my breach of any of my representations, warranties or agreements contained herein; (iii) with respect to any and all claims made by or involving any person, other than me personally, claiming any interest, right, title, power or authority in respect to my participation.  I further agree and acknowledge that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of my participation.

4.                                      Subscription Binding on Heirs, etc.  This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant.  If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his heirs, executors, administrators, successors, and assigns.

5.                                      Execution Authorized.  If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with participation in the Shares and the signature of the person is binding upon such entity.

6.                                      Adoption of Terms and Provisions.  The Participant hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

7.                                      Governing Law.  This Subscription shall be construed in accordance with the laws of the State of Nevada.

8.                                      Counsel.  The Participant hereby acknowledges that the Company and its counsel, Steven D. Lee, Attorney-At-Law., represent the interests of the Company and not those of the Participant in any agreement (including this Subscription) to which the Company is a party.

9.                                      Investor Information:

(The information below should be consistent with the form of ownership selected below.)

Name (please print):

If entity named above	By:
Its:

Social Security or Taxpayer I.D. Number:

Business Address (including zip code):

Business Phone:

Business Fax:

Residence Address (including zip code):

Residence Phone:

All communications to be sent to:

Business or

Residence Address

Please indicate below the form in which you will hold title to your interest in the Shares.  PLEASE CONSIDER CAREFULLY.  ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, AND MAY RESULT IN ADDITIONAL COSTS TO YOU.  Subscribers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Shares, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

INDIVIDUAL OWNERSHIP (one signature required)

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

TENANTS IN COMMON (both or all parties must sign)

GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign, and include a copy of the Partnership Agreement)

LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign, and include a copy of the Limited Partnership Agreement and any other document showing that the investment is authorized)

LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign, and include a copy of the LIMITED LIABILITY COMPANY’s Operating Agreement and any other documents necessary to show the investment is authorized.)

CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign, and include a copy of the Corporation’s Articles and certified Corporate Resolution authorizing the signature)

TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her subscription for participation in the Shares of the Company, this        day of                    , 2004, at                            ,                                          .

Participant

The Company has accepted this subscription as of the                day of                          , 2004.

NATURAL GAS SYSTEMS, INC.,
a Nevada corporation

By:

Print:

Exhibit A

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  The undersigned has checked the box below indicating the basis on which he is representing his status as an “accredited investor”:

☐                                    a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐                                    a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐                                    an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐                                    a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000;

☐                                    a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐                                    a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

☐                                    an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards.

☐                                    an individual who is a director or executive officer of Natural Gas Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of                                    , 2004.

Name of Participant

By:
Name:
Title:

[Signature Page to Certificate of Accredited Investor Status]